UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114
Name of Registrant:	Vanguard Montgomery Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2017 – June 30, 2017
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2017

Vanguard Market Neutral Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangement.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended June 30, 2017, Vanguard Market Neutral Fund returned
–4.44%, falling short of its mandate of exceeding the returns of 3-month U.S.
Treasury bills, which gained 0.30%. Your fund also trailed its market-neutral peers, which averaged a –1.24% return over the period.

• Your fund’s model focuses on five signals that rank a universe of stocks. Two of those signals—sentiment and growth—contributed to performance.

• The fund’s performance was hurt by the three other signals: valuation, management decisions, and quality. The valuation signal detracted most as growth stocks outdid value.

• Stock selection was poor in ten of 11 sectors, with information technology, energy, and consumer discretionary detracting most. In addition, poorly performing short positions muted gains from the fund’s long positions.

• Financials was the lone sector that aided performance.

Total Returns: Six Months Ended June 30, 2017
Total
Returns
Vanguard Market Neutral Fund
Investor Shares	-4.44%
Institutional Shares	-4.44
Citigroup Three-Month U.S. Treasury Bill Index (Daily)	0.30
Alternative Equity Market Neutral Funds Average	-1.24
Alternative Equity Market Neutral Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Perspective

Bill McNabb

Chairman and Chief Executive Officer

Dear Shareholder,

More than a decade ago, the eminent investor and commentator Howard Marks published a memo to his clients titled simply “Risk.” In it, Howard distilled the relationship between investors and risk. “When you boil it all down, it’s the investor’s job to intelligently bear risk for profit,” he wrote.

It’s not surprising, then, that everyone from portfolio managers to behavioral economists avidly studies how investors’ reactions to risk influence not only individual investment decisions but also the broader financial markets. I’m a big fan of some of the behavioral finance work being done, which includes studies by our own investment strategists and analysts.

A lens on investor behavior

For example, Vanguard’s Investment Strategy Group introduced a “risk speedometers” report in January to look at how investors are reacting to market developments. This lens on real-world behavior measures the risk investors are taking in a given period by calculating the difference between net cash flows into higher-risk assets, such as stocks, and net cash flows into lower-risk assets, such as Treasuries. The measures are then compared with long-term averages.

In the spring, the risk speedometer spiked. The spike was fueled by investors’ decisions to direct more of their equity dollars to international investments in developed and emerging markets, and their bond dollars to riskier credit categories.

A spiking speedometer seems a fitting analogy for what can happen. I consider myself a responsible driver. Still, when the highway is clear and the weather is nice, I might glance down at the speedometer and find that my right foot has gotten a little heavy.

The same phenomenon is possible with our investment portfolios. Just as our attention can drift from our speed—and the risk level on the road—we can neglect the risk level of our portfolio’s asset allocation. Experience teaches that investors are especially prone to lose sight of risk when markets have been buoyant.

How I manage risk in my own portfolio

Rebalancing—periodically adjusting your asset allocation so it stays in line with your goals and risk tolerance—is one of the best ways I know of to help manage risk. Without rebalancing, your portfolio may end up potentially riskier than you intended and no longer aligned with your goals.

I have a ritual I perform every June and again each December, between Christmas and New Year’s, as I prepare for a series of annual meetings with the Vanguard crew. I’ll set aside some time, review my

Market Barometer
			Total Returns
		Periods Ended June 30, 2017
			Five Years
	Six Months	One Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	9.27%	18.03%	14.67%
Russell 2000 Index (Small-caps)	4.99	24.60	13.70
Russell 3000 Index (Broad U.S. market)	8.93	18.51	14.58
FTSE All-World ex US Index (International)	13.95	20.53	7.68

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.27%	-0.31%	2.21%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	3.57	-0.49	3.26
Citigroup Three-Month U.S. Treasury Bill Index	0.30	0.46	0.13

CPI
Consumer Price Index	1.46%	1.63%	1.31%

investment portfolio, and, if necessary, rebalance back to my target asset allocation.

My own portfolio is a mix of equity and fixed income funds, and I invest in both actively managed funds and index funds. Most years, I’ll make a minor adjustment to get back to the appropriate asset allocation for my own longer-term goals and risk tolerance. It’s not all that complicated, although my portfolio is a little more complex than some because I own more funds than we’d typically suggest. As chairman of Vanguard’s funds, I feel I should own a significant number of them.

Consider your options

You should consider rebalancing if your target allocation is off by 5 percentage points or more. Admittedly, this is often easier said than done. When an investment has performed exceptionally well, people have a hard time trimming it. They can be led astray by that old (and none-too-helpful) investing saw: Let your winners run.

Fortunately, in recent years we’ve seen all sorts of investors take steps to rebalance. Many of the endowments, foundations, and traditional pension plans that Vanguard serves have good processes built into their investment guidelines to make sure rebalancing takes place on a regular basis. And among investors in defined contribution retirement plans, more and more are using target-date funds, where rebalancing happens automatically.

If you choose to rebalance on your own, use your target asset allocation as your guidepost. Don’t be afraid to buy into bad news. In a sense, don’t worry about the noise of the marketplace. If you work with an advisor, make sure he or she understands the importance you place on your rebalancing ritual.

And remember, the goal of rebalancing is to manage risk, not to avoid it altogether. Risk is inherent in investing—we just want to bear that risk intelligently.

In that insightful memo on risk, Howard Marks included a saying often attributed to Will Rogers: “You’ve got to go out on a limb sometimes because that’s where the fruit is.”

Tim Buckley chosen as Vanguard’s next CEO

In closing, I’ll note senior leadership changes that we announced in July. Our board of directors has elected Vanguard Chief Investment Officer Tim Buckley as president and director of Vanguard. Under the planned transition, Tim will succeed me as Vanguard’s chief executive officer on January 1, 2018.

I’m delighted with our board’s selection of Tim. We first met in 1991 when Tim was interviewing for a job at Vanguard. In the decades since, we’ve worked closely together, and he’s always impressed me as a man of tremendous character and an outstanding leader with a passion for serving our clients. During the transition period, I will work closely with Tim in managing the firm and overseeing its operations.

Replacing Tim as chief investment officer is Greg Davis, who had been global head of Vanguard Fixed Income Group. And succeeding Greg as our fixed income leader is John Hollyer, who most recently served as our global head of investment risk management. I know Greg and John will both do a superb job in their new roles.

As with past successions, I will remain as chairman for a period of time determined by the board. On a personal note, it has been an honor and a privilege to lead Vanguard. Having spent more than half my life at Vanguard, I have come to know many fabulous crew members who are incredibly dedicated to Vanguard’s mission. Please be assured that Tim and the rest of the team will serve you and our other clients extremely well as Vanguard prepares for its next chapter.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

July 14, 2017

Vanguard fund shareholders encouraged to vote in proxy campaign

This summer you will be asked to vote on the election of trustees for all U.S.-domiciled
Vanguard funds. Shareholders will also be asked to vote on several fund policy proposals that we believe are in the best interests of all shareholders.

Vanguard filed a preliminary proxy statement on July 13, 2017, with the U.S. Securities and
Exchange Commission (SEC). Following the SEC’s review, we expect to provide the proxy materials to Vanguard fund shareholders beginning in late August 2017. That’s when you can begin to vote online, by phone, or by mail.

A shareholder meeting is scheduled to be held in Scottsdale, Arizona, on November 15,
2017, when voting will conclude. We encourage you to vote promptly. Please visit
vanguard.com for updates.

Advisor’s Report

During the six months ended June 30, 2017, several bellwether U.S. stock indexes hit all-time highs, continuing the trend that began in the wake of last year’s election.

But stocks that drove market gains late last year—value stocks, for example—this year lagged more mature, multinational growth companies as world economies showed surprising resilience. At the same time, heightened expectations about the new administration’s legislative agenda gave way to a more tempered outlook on when those policies would be implemented.

U.S. stocks returned nearly 9% for the six-month period. Large-capitalization stocks gained more than 9%, outperforming their small-cap counterparts by more than four percentage points. Value stocks significantly trailed growth stocks. International stocks gained nearly 14%, with emerging-market equities exceeding that tally by almost five percentage points. The broad U.S. bond market gained 2.27%.

Against that backdrop, Vanguard Market Neutral Fund returned –4.44%, falling short of its mandate of exceeding the return of 3-month U.S. Treasury bills, which posted a 0.30% gain during the period. Please note that the fund’s long-term record still achieves that mandate and that the fund does not try to outperform the equity market.

During the period, the Federal Reserve raised interest rates twice, signaling a normalization of monetary policy. In raising rates, the Fed cited a stable U.S. economy, rising inflation that ticked closer to its 2% target, and a tightening labor market. Unemployment dropped to 4.4% in June from 4.8% in January. The housing and manufacturing sectors reported decent activity, wages ticked up, and some commodities posted price increases.

But the optimism that gripped the market at the beginning of the period waned a bit toward its close. In May, inflation showed signs of decelerating, confounding some expectations of future Fed moves, and some commodities prices slipped once again. Capitol Hill gridlock made it unlikely that significant infrastructure and tax reform bills would be acted on this year.

U.S. stock market performance was broad-based; nine of 11 market sectors advanced, led by health care, real estate, and consumer staples. The energy and telecommunication services sectors lagged most.

International stocks also climbed during the period as the global economy converged on a steady path slightly above trend growth. Political risk in Europe faded as pro-European Union parties in France and the Netherlands were swept into office and economic growth surprised to the upside. There was limited contagion from Brexit in the United Kingdom, although that situation could change.

In Asia, Japan’s economy regained momentum, largely because of a recovery in exports and manufacturing. China’s growth slowed somewhat, mostly because of cooling investment in real estate and infrastructure, but it appears the country’s economy will not experience a “hard landing” in 2017.

This international environment also benefited U.S. multinational companies with exposure to these markets.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals and how companies rank relative to their industry peers.

Our model uses five themes to evaluate companies—growth, quality, management decisions, sentiment, and valuation—to generate a composite rank for all the stocks in our investment universe. We seek to capitalize on investor biases across the market by taking long positions in the stocks that our model ranks high and by shorting those that score the lowest. We aim to keep your fund’s sector exposures neutral, but we have the flexibility to diverge slightly from that positioning, depending on the model’s signals.

Given the current investment environment, our stock selection model struggled to generate positive results. Only two of our signals—sentiment and growth—contributed to performance. However, the valuation signal, which drove the fund’s performance last year, was very disappointing and detracted most from performance. We still believe exposure to this signal offers a compelling investment opportunity and is critical to long-term success. Also contributing to our underperformance was a marginal bias toward smaller-cap companies (larger-cap outperformed smaller-cap) and companies with above-average volatility characteristics (lower volatility outperformed higher volatility).

Long positions in mobile payment company Square, DuPont spin-off Chemours, and health care firm Tivity Health contributed most to positive performance, as did short positions in Team, Cobalt International Energy, and IMAX. On the other hand, short positions in Alnylam Pharmaceuticals and Universal Display and long positions in Denbury Resources and Tailored Brands detracted most from returns.

While the last six months have been disappointing, we remain committed to our investment philosophy and process to identify companies with strong, consistent fundamental growth at attractive valuations. We believe these remain the tenets of long-term investment success.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Equity Research and Portfolio Strategies

Vanguard Quantitative Equity Group

July 19, 2017

Market Neutral Fund

Fund Profile
As of June 30, 2017

Share-Class Characteristics
	Investor Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio [1]	1.60%	1.52%
Management Expenses	0.18%	0.13%
Dividend Expenses on
Securities Sold Short [2]	1.38%	1.38%
Borrowing Expenses on
Securities Sold Short [2]	0.00%	0.00%
Other Expenses	0.04%	0.01%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	254	261
Median Market Cap	$3.9B	$4.9B
Price/Earnings Ratio	17.0x	35.8x
Price/Book Ratio	2.3x	2.3x
Return on Equity	9.6%	9.5%
Earnings Growth Rate	11.7%	7.6%
Foreign Holdings	1.7%	1.0%

Fund Characteristics
Turnover Rate (Annualized)		84%
Short-Term Reserves		0.8%

Volatility Measures
	Spliced	DJ
	Market	U.S. Total
	Neutral	Market
	Index	FA Index
R-Squared	0.04	0.03
Beta	-17.30	-0.10

These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)

	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	14.4%	14.2%
Consumer Staples	5.2	4.4
Energy	4.4	4.0
Financials	15.0	15.2
Health Care	11.1	9.8
Industrials	15.1	15.8
Information Technology	16.7	17.9
Materials	6.0	6.1
Real Estate	8.0	8.6
Telecommunication Services	0.5	0.8
Utilities	3.6	3.2

1 The total expense ratios shown are from the prospectus dated April 28, 2017, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2017, the annualized expense ratios were 1.52% for Investor Shares and 1.44% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock.
When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings1 (% of total net assets) Long Portfolio

McDermott International Oil & Gas	Equipment
Inc.	& Services	0.6%
Tivity Health Inc.	Health Care Services	0.6
Citigroup Inc.	Diversified Banks	0.6
Huntsman Corp.	Diversified
	Chemicals	0.6
Cliffs Natural Resources
Inc.	Steel	0.6
Nu Skin Enterprises Inc.	Personal Products	0.6
GATX Corp.	Trading Companies &
	Distributors	0.6
FibroGen Inc.	Biotechnology	0.6
Bank of America Corp.	Diversified Banks	0.6
Exelixis Inc.	Biotechnology	0.6
Top Ten		6.0%

Ten Largest Holdings1 (% of total net assets) Short Portfolio

Acuity Brands Inc.	Electrical
	Components &
	Equipment	0.6%
Summit Materials Inc.	Construction
	Materials	0.6
Envision Healthcare	Health Care
Corp.	Services	0.6
FirstCash Inc.	Consumer Finance	0.6
Realogy Holdings Corp.	Real Estate
	Services	0.6
Guess? Inc.	Apparel Retail	0.6
Jones Lang LaSalle Inc.	Real Estate
	Services	0.6
Xylem Inc.	Industrial
	Machinery	0.6
Proto Labs Inc.	Industrial
	Machinery	0.6
Liberty Interactive Corp.	Internet & Direct
QVC Group	Marketing Retail	0.6
Top Ten		6.0%

The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2006, Through June 30, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended June 30, 2017.

Average Annual Total Returns: Periods Ended June 30, 2017

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	11/11/1998	0.55%	3.11%	0.90%
Institutional Shares	10/19/1998	0.56	3.18	0.99

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (98.3%)
Consumer Discretionary (14.1%)
†	Bloomin’ Brands Inc.	539,364	11,451
†,*	Liberty Media
	Corp-Liberty SiriusXM
	Class A	270,694	11,364
†	Best Buy Co. Inc.	193,643	11,101
†	Carnival Corp.	168,383	11,041
	Nutrisystem Inc.	208,670	10,861
†,^	Big Lots Inc.	223,382	10,789
†	Children’s Place Inc.	105,650	10,787
	Kohl’s Corp.	277,527	10,732
†,*	Cooper-Standard Holdings
	Inc.	104,038	10,494
	Group 1 Automotive Inc.	164,067	10,389
†,*	Burlington Stores Inc.	112,273	10,328
†	Lear Corp.	72,329	10,276
†,^	Regal Entertainment
	Group Class A	501,129	10,253
†	Nordstrom Inc.	213,893	10,230
†,^	Sturm Ruger & Co. Inc.	157,015	9,758
*	Taylor Morrison Home
	Corp. Class A	400,857	9,625
†	Bob Evans Farms Inc.	129,152	9,277
†,*	Discovery
	Communications Inc.
	Class A	350,778	9,061
†,*	Yum China Holdings Inc.	229,133	9,035
*	iRobot Corp.	106,376	8,950
†,*	American Axle &
	Manufacturing Holdings
	Inc.	549,334	8,570
†	Chico’s FAS Inc.	842,960	7,941
†	Darden Restaurants Inc.	87,222	7,888
	Tailored Brands Inc.	699,721	7,809
	Office Depot Inc.	1,383,624	7,804

			Market
			Value•
		Shares	($000)
†	International Game
	Technology plc	398,733	7,297
*	Select Comfort Corp.	143,807	5,104
*	Asbury Automotive Group
	Inc.	89,339	5,052
†,*	MSG Networks Inc.	173,178	3,888
†	News Corp. Class B	244,926	3,466
*	Sotheby’s	54,222	2,910
*	Scientific Games Corp.
	Class A	94,674	2,471
	New York Times Co.
	Class A	118,222	2,092
†,*	American Outdoor Brands
	Corp.	80,362	1,781
	PetMed Express Inc.	43,180	1,753
	MDC Holdings Inc.	45,246	1,598
	Dana Inc.	67,565	1,509
	Brinker International Inc.	31,942	1,217
			285,952
Consumer Staples (5.1%)
†	Nu Skin Enterprises Inc.
	Class A	184,918	11,620
†	Wal-Mart Stores Inc.	143,595	10,867
†	Bunge Ltd.	140,203	10,459
†	Universal Corp.	157,516	10,191
†	Conagra Brands Inc.	279,578	9,998
*	HRG Group Inc.	558,726	9,895
†	SpartanNash Co.	307,978	7,995
†	Dean Foods Co.	387,523	6,588
†	Tyson Foods Inc. Class A	104,903	6,570
†	Fresh Del Monte Produce
	Inc.	123,812	6,303
	National Beverage Corp.	62,253	5,825
	Sanderson Farms Inc.	30,712	3,552
†,*	Avon Products Inc.	718,599	2,731
*	SUPERVALU Inc.	274,829	904
			103,498

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Energy (4.3%)
†,*	McDermott International
	Inc.	1,642,776	11,779
*,^	Chesapeake Energy
	Corp.	2,249,739	11,181
†,*	Unit Corp.	558,564	10,462
	Delek US Holdings Inc.	395,518	10,458
	Baker Hughes Inc.	185,316	10,102
†,*	Newfield Exploration Co.	312,800	8,902
*,^	Sanchez Energy Corp.	1,124,487	8,074
*	Laredo Petroleum Inc.	767,132	8,070
^	RPC Inc.	232,111	4,691
	Devon Energy Corp.	49,995	1,598
^	Ship Finance International
	Ltd.	108,173	1,471
			86,788
Financials (14.7%)
†	Citigroup Inc.	175,242	11,720
†	Bank of America Corp.	473,558	11,489
†	JPMorgan Chase & Co.	124,489	11,378
†	Lincoln National Corp.	167,730	11,335
†	Assured Guaranty Ltd.	271,234	11,321
†	Prudential Financial Inc.	103,376	11,179
†	Regions Financial Corp.	763,227	11,174
†	Morgan Stanley	249,069	11,099
†	Citizens Financial Group
	Inc.	309,978	11,060
†	Comerica Inc.	150,593	11,029
*	Essent Group Ltd.	293,662	10,907
	Everest Re Group Ltd.	42,818	10,901
†	Unum Group	233,697	10,897
†	Universal Insurance
	Holdings Inc.	432,081	10,888
†	Primerica Inc.	143,704	10,886
†	Navient Corp.	649,045	10,807
†	SunTrust Banks Inc.	189,805	10,766
	Goldman Sachs Group Inc.	47,617	10,566
	East West Bancorp Inc.	179,725	10,528
†	Fifth Third Bancorp	405,292	10,521
†	MSCI Inc. Class A	82,949	8,543
†	PNC Financial Services
	Group Inc.	65,600	8,191
	Zions Bancorporation	184,294	8,092
†	Nelnet Inc. Class A	171,771	8,075
*	Walker & Dunlop Inc.	156,338	7,634
	Synovus Financial Corp.	159,300	7,047
	Washington Federal Inc.	207,605	6,893
†,*	Flagstar Bancorp Inc.	220,698	6,802
	Evercore Partners Inc.
	Class A	89,131	6,284
	Leucadia National Corp.	144,416	3,778
	American Equity
	Investment Life
	Holding Co.	97,933	2,574

			Market
			Value•
		Shares	($000)
	CNO Financial Group Inc.	110,430	2,306
*	MGIC Investment Corp.	204,904	2,295
			298,965
Health Care (10.9%)
†,*	Tivity Health Inc.	294,361	11,730
†,*	FibroGen Inc.	356,326	11,509
*	Exelixis Inc.	465,683	11,470
†,*	Charles River Laboratories
	International Inc.	112,464	11,376
†,*	WellCare Health Plans Inc.	63,004	11,313
†	Baxter International Inc.	186,273	11,277
†,*	Quintiles IMS Holdings Inc.	124,590	11,151
	Humana Inc.	45,923	11,050
†,*	INC Research Holdings Inc.
	Class A	186,584	10,915
†,*	Masimo Corp.	119,345	10,882
†,*	PRA Health Sciences Inc.	144,874	10,867
†,*	Veeva Systems Inc.
	Class A	172,931	10,602
*	Hologic Inc.	231,958	10,526
†,*	Array BioPharma Inc.	1,244,238	10,414
†,*	Prestige Brands Holdings
	Inc.	185,618	9,803
†	Bruker Corp.	331,989	9,575
†,*	HCA Healthcare Inc.	99,356	8,664
*	IDEXX Laboratories Inc.	44,633	7,205
†	AmerisourceBergen Corp.
	Class A	73,970	6,992
*	Medpace Holdings Inc.	166,871	4,839
*	Cotiviti Holdings Inc.	116,372	4,322
†,*	Cambrex Corp.	61,167	3,655
*	OraSure Technologies Inc.	204,997	3,538
†	Chemed Corp.	17,101	3,498
†	Anthem Inc.	11,000	2,069
	UnitedHealth Group Inc.	10,211	1,893
*	Coherus Biosciences Inc.	25,548	367
			221,502
Industrials (14.8%)
†,^	GATX Corp.	180,789	11,619
†,*	United Rentals Inc.	100,067	11,279
†	Brink’s Co.	167,200	11,202
†	Copa Holdings SA Class A	95,740	11,202
†,^	Greenbrier Cos. Inc.	241,592	11,174
†	Owens Corning	166,281	11,128
†,*	MasTec Inc.	246,159	11,114
†	Wabash National Corp.	502,507	11,045
†	Oshkosh Corp.	160,033	11,023
†,*	Meritor Inc.	659,396	10,953
†	Spirit AeroSystems
	Holdings Inc. Class A	188,556	10,925
†	Quad/Graphics Inc.	458,334	10,505
†,*	United Continental
	Holdings Inc.	139,512	10,498
†	SkyWest Inc.	296,761	10,416

Market Neutral Fund

			Market
			Value•
		Shares	($000)
	Boeing Co.	52,051	10,293
†	Argan Inc.	169,886	10,193
*	AECOM	312,524	10,104
†,*	Hawaiian Holdings Inc.	201,688	9,469
†,*	Chart Industries Inc.	261,655	9,087
	Kennametal Inc.	223,376	8,359
*	MRC Global Inc.	465,741	7,694
*	TriNet Group Inc.	231,156	7,568
	Timken Co.	155,499	7,192
*	Continental Building
	Products Inc.	289,494	6,745
*	Atkore International
	Group Inc.	293,867	6,627
†,*	Trex Co. Inc.	89,975	6,088
†	Briggs & Stratton Corp.	244,006	5,881
*	XPO Logistics Inc.	86,368	5,582
	Triumph Group Inc.	175,172	5,535
	ManpowerGroup Inc.	43,147	4,817
	LSC Communications Inc.	222,332	4,758
†	General Cable Corp.	257,309	4,207
	Brady Corp. Class A	101,460	3,439
*	Harsco Corp.	193,719	3,119
*	Rush Enterprises Inc.
	Class A	82,104	3,053
*	TrueBlue Inc.	90,946	2,410
*	Univar Inc.	50,982	1,489
*	ACCO Brands Corp.	95,152	1,108
†	Aircastle Ltd.	45,630	992
			299,892
Information Technology (16.5%)
†,*	CACI International Inc.
	Class A	91,368	11,426
†,*	Tech Data Corp.	111,062	11,217
†	SYNNEX Corp.	92,959	11,151
†	CDW Corp.	178,201	11,143
†	CSRA Inc.	350,100	11,116
†,*	First Data Corp. Class A	610,573	11,112
†,*	RingCentral Inc. Class A	303,547	11,095
†,*	Anixter International Inc.	139,069	10,875
†,*	Square Inc.	462,984	10,862
†,*	TTM Technologies Inc.	620,394	10,770
†	HP Inc.	613,771	10,729
†,*	NCR Corp.	260,749	10,649
†	Travelport Worldwide Ltd.	762,662	10,494
*,^	VMware Inc. Class A	118,916	10,397
†	Science Applications
	International Corp.	149,112	10,351
†,*	Cirrus Logic Inc.	164,618	10,325
†	Booz Allen Hamilton
	Holding Corp. Class A	314,338	10,229
†,*	Wix.com Ltd.	144,856	10,082
†,*	Aspen Technology Inc.	181,837	10,048
†,*	Amkor Technology Inc.	1,027,234	10,036

			Market
			Value•
		Shares	($000)
†,*,^ Advanced Micro Devices
	Inc.	800,122	9,985
†,*	Sykes Enterprises Inc.	290,094	9,727
†,*	Synaptics Inc.	185,575	9,596
*	Match Group Inc.	506,606	8,805
†	TeleTech Holdings Inc.	190,896	7,789
*	Dell Technologies Inc.
	Class V	121,187	7,406
†	CSG Systems
	International Inc.	159,143	6,458
†	Avnet Inc.	165,169	6,422
*	Extreme Networks Inc.	673,082	6,206
†,*	GoDaddy Inc. Class A	137,418	5,829
†	DXC Technology Co.	69,158	5,306
*	Box Inc.	289,351	5,278
*	TrueCar Inc.	254,609	5,074
*	Micron Technology Inc.	167,153	4,991
†,*	Sanmina Corp.	116,800	4,450
*	Zebra Technologies Corp.	38,725	3,893
*	Five9 Inc.	176,884	3,806
*	Ultra Clean Holdings Inc.	120,072	2,251
*	Blucora Inc.	105,319	2,233
†,*	Benchmark Electronics Inc.	48,918	1,580
*	Itron Inc.	19,939	1,351
	Brooks Automation Inc.	43,817	950
			333,493
Materials (5.9%)
†	Huntsman Corp.	452,333	11,688
*	Cliffs Natural Resources
	Inc.	1,683,091	11,647
†	Trinseo SA	162,286	11,149
†,*	Owens-Illinois Inc.	456,708	10,925
†,*	Freeport-McMoRan Inc.	906,357	10,885
*	Louisiana-Pacific Corp.	449,937	10,848
†	Greif Inc. Class A	193,204	10,777
†	Steel Dynamics Inc.	294,564	10,548
†	Chemours Co.	276,252	10,476
†	Worthington Industries Inc.	106,577	5,352
†	Stepan Co.	53,501	4,662
†,*	AK Steel Holding Corp.	623,408	4,096
	Tronox Ltd. Class A	254,552	3,849
	Kronos Worldwide Inc.	117,565	2,142
*	SunCoke Energy Inc.	106,504	1,161
			120,205
Real Estate (7.9%)
†,^	CBL & Associates
	Properties Inc.	1,356,609	11,436
†	Sabra Health Care REIT
	Inc.	449,741	10,839
†	LaSalle Hotel Properties	362,936	10,816
†	Hospitality Properties
	Trust	360,907	10,520
†	Senior Housing Properties
	Trust	514,049	10,507

Market Neutral Fund

			Market
			Value•
		Shares	($000)
†	Xenia Hotels & Resorts
	Inc.	542,008	10,499
	Sunstone Hotel Investors
	Inc.	650,888	10,492
†	Select Income REIT	436,003	10,477
†	GEO Group Inc.	350,724	10,371
†	Ryman Hospitality
	Properties Inc.	161,346	10,328
†	Lexington Realty Trust	1,012,782	10,037
†	Government Properties
	Income Trust	493,850	9,042
†	Washington Prime
	Group Inc.	1,000,767	8,376
	Medical Properties
	Trust Inc.	646,440	8,320
	DiamondRock Hospitality
	Co.	405,952	4,445
	CoreCivic Inc.	122,202	3,370
†	Uniti Group Inc.	118,812	2,987
	Pebblebrook Hotel Trust	76,483	2,466
	Chatham Lodging Trust	64,264	1,291
	Colony NorthStar Inc.
	Class A	91,517	1,290
	Altisource Residential Corp.	54,958	711
	Getty Realty Corp.	22,435	563
			159,183
Telecommunication Services (0.5%)
†,*	Sprint Corp.	1,288,997	10,583

Utilities (3.6%)
†	Exelon Corp.	307,259	11,083
†	CenterPoint Energy Inc.	391,910	10,731
†	National Fuel Gas Co.	191,424	10,689
†	FirstEnergy Corp.	365,983	10,672
†	MDU Resources Group
	Inc.	403,954	10,584
	PG&E Corp.	150,023	9,957
†	Edison International	95,517	7,468
	PNM Resources Inc.	38,365	1,467
			72,651
Total Common Stocks—Long Positions
(Cost $1,694,540)			1,992,712
Common Stocks Sold Short (-97.8%)
Consumer Discretionary (-13.8%)
	Guess? Inc.	(914,247)	(11,684)
*	Liberty Interactive Corp.
	QVC Group Class A	(469,987)	(11,534)
*	Gentherm Inc.	(290,241)	(11,261)
	ILG Inc.	(403,379)	(11,089)
*	Liberty Ventures Class A	(211,021)	(11,034)
	Mattel Inc.	(508,695)	(10,952)
*	TripAdvisor Inc.	(283,887)	(10,845)

			Market
			Value•
		Shares	($000)
	Marriott International Inc.
	Class A	(107,952)	(10,829)
	Abercrombie & Fitch Co.	(843,885)	(10,498)
*	G-III Apparel Group Ltd.	(419,738)	(10,473)
	Tractor Supply Co.	(192,518)	(10,436)
*	Liberty Broadband Corp.	(119,015)	(10,325)
	Nexstar Media Group Inc.
	Class A	(172,282)	(10,303)
	Harley-Davidson Inc.	(189,641)	(10,244)
*	Vista Outdoor Inc.	(454,168)	(10,223)
*	Houghton Mifflin
	Harcourt Co.	(825,513)	(10,154)
*	Under Armour Inc.	(497,766)	(10,035)
	Core-Mark Holding
	Co. Inc.	(303,119)	(10,021)
	Monro Muffler Brake Inc.	(235,935)	(9,850)
*	Lions Gate Entertainment
	Corp. Class B	(368,619)	(9,687)
*	IMAX Corp.	(420,199)	(9,244)
	Advance Auto Parts Inc.	(78,473)	(9,149)
*	LKQ Corp.	(262,973)	(8,665)
*	Fiesta Restaurant Group
	Inc.	(416,527)	(8,601)
	Hilton Worldwide
	Holdings Inc.	(115,949)	(7,171)
*	Liberty Expedia
	Holdings Inc. Class A	(81,868)	(4,423)
*	Murphy USA Inc.	(57,912)	(4,292)
*	Loral Space &
	Communications Inc.	(84,628)	(3,516)
*	Buffalo Wild Wings Inc.	(27,741)	(3,515)
	Vail Resorts Inc.	(12,417)	(2,519)
	Winnebago Industries Inc.	(67,134)	(2,350)
*	TRI Pointe Group Inc.	(134,726)	(1,777)
	DineEquity Inc.	(33,673)	(1,483)
*	Meritage Homes Corp.	(27,513)	(1,161)
*	Liberty Broadband Corp.
	Class A	(12,477)	(1,070)
			(280,413)
Consumer Staples (-4.3%)
	Coty Inc. Class A	(594,021)	(11,144)
*	Monster Beverage Corp.	(218,513)	(10,856)
	Coca-Cola Co.	(241,082)	(10,812)
*	TreeHouse Foods Inc.	(131,460)	(10,739)
	Casey’s General Stores
	Inc.	(96,602)	(10,347)
	Estee Lauder Cos. Inc.
	Class A	(104,815)	(10,060)
	B&G Foods Inc.	(207,100)	(7,373)
*	Post Holdings Inc.	(87,328)	(6,781)
*	Revlon Inc. Class A	(182,100)	(4,316)
*	Hain Celestial Group Inc.	(109,700)	(4,259)
	Vector Group Ltd.	(46,920)	(1,000)
			(87,687)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
Energy (-4.0%)
*	Superior Energy
	Services Inc.	(1,085,253)	(11,319)
*	Cheniere Energy Inc.	(227,315)	(11,072)
*	Kosmos Energy Ltd.	(1,643,312)	(10,534)
*	Weatherford
	International plc	(2,614,092)	(10,117)
	Hess Corp.	(229,622)	(10,073)
	Targa Resources Corp.	(191,301)	(8,647)
	Range Resources Corp.	(368,723)	(8,543)
*	Extraction Oil & Gas Inc.	(350,822)	(4,719)
	World Fuel Services Corp.	(72,837)	(2,801)
	Oceaneering International
	Inc.	(97,917)	(2,236)
			(80,061)
Financials (-14.8%)
	FirstCash Inc.	(201,363)	(11,739)
	Interactive Brokers Group
	Inc.	(305,620)	(11,436)
	Huntington Bancshares
	Inc.	(827,596)	(11,189)
	CIT Group Inc.	(226,762)	(11,043)
	Chemical Financial Corp.	(227,653)	(11,021)
	American International
	Group Inc.	(175,061)	(10,945)
	First Republic Bank	(109,264)	(10,937)
*	Markel Corp.	(11,152)	(10,883)
	CBOE Holdings Inc.	(118,746)	(10,853)
	White Mountains
	Insurance Group Ltd.	(12,473)	(10,834)
	Bank of the Ozarks	(229,888)	(10,775)
*	Berkshire Hathaway Inc.
	Class B	(63,352)	(10,730)
	FNB Corp.	(757,016)	(10,719)
	Northwest Bancshares
	Inc.	(680,405)	(10,621)
	Banner Corp.	(187,191)	(10,578)
*	LendingClub Corp.	(1,912,131)	(10,536)
	Pinnacle Financial
	Partners Inc.	(164,735)	(10,345)
	Hope Bancorp Inc.	(542,556)	(10,119)
	New York Community
	Bancorp Inc.	(759,826)	(9,977)
	People’s United
	Financial Inc.	(561,384)	(9,914)
*	Enstar Group Ltd.	(49,133)	(9,760)
	Mercury General Corp.	(178,075)	(9,616)
	Renasant Corp.	(210,563)	(9,210)
*	Signature Bank	(60,497)	(8,683)
*	MBIA Inc.	(790,470)	(7,454)
	Arthur J Gallagher & Co.	(106,656)	(6,106)
	First Midwest Bancorp
	Inc.	(227,372)	(5,300)
	Nasdaq Inc.	(72,382)	(5,175)

			Market
			Value•
		Shares	($000)
	Kemper Corp.	(120,708)	(4,659)
	MB Financial Inc.	(87,200)	(3,840)
	Community Bank System
	Inc.	(48,440)	(2,702)
*	PHH Corp.	(195,797)	(2,696)
	Opus Bank	(110,443)	(2,673)
	United Bankshares Inc.	(61,682)	(2,418)
	Hanover Insurance Group
	Inc.	(24,004)	(2,128)
	Financial Engines Inc.	(56,056)	(2,052)
	South State Corp.	(13,312)	(1,141)
			(300,807)
Health Care (-9.6%)
*	Envision Healthcare Corp.	(187,412)	(11,745)
*	Tenet Healthcare Corp.	(591,771)	(11,445)
	Dentsply Sirona Inc.	(175,407)	(11,373)
*	Amicus Therapeutics
	Inc.	(1,125,322)	(11,332)
*	Ligand Pharmaceuticals
	Inc.	(93,059)	(11,297)
*	Penumbra Inc.	(128,571)	(11,282)
*	Puma Biotechnology Inc.	(125,119)	(10,936)
	STERIS plc	(131,873)	(10,748)
*	Alnylam Pharmaceuticals
	Inc.	(132,344)	(10,556)
*	Acceleron Pharma Inc.	(344,918)	(10,482)
*	Nevro Corp.	(140,701)	(10,472)
*	Ultragenyx
	Pharmaceutical Inc.	(168,459)	(10,463)
*	DexCom Inc.	(142,802)	(10,446)
*	Neurocrine Biosciences
	Inc.	(226,552)	(10,421)
*	Omnicell Inc.	(236,178)	(10,179)
*	Spark Therapeutics Inc.	(109,650)	(6,551)
*	athenahealth Inc.	(41,173)	(5,787)
	CONMED Corp.	(92,192)	(4,696)
*	Natus Medical Inc.	(122,894)	(4,584)
*	Aerie Pharmaceuticals Inc.	(50,375)	(2,647)
*	Alexion Pharmaceuticals
	Inc.	(17,873)	(2,175)
*	iRhythm Technologies Inc.	(37,511)	(1,594)
*	Insulet Corp.	(25,076)	(1,287)
*	MEDNAX Inc.	(18,734)	(1,131)
*	Achillion Pharmaceuticals
	Inc.	(193,048)	(886)
			(194,515)
Industrials (-15.4%)
	Acuity Brands Inc.	(59,670)	(12,130)
	Xylem Inc.	(208,922)	(11,580)
*	Proto Labs Inc.	(172,088)	(11,573)
	Johnson Controls
	International plc	(264,531)	(11,470)
	Wabtec Corp.	(124,670)	(11,407)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*	Beacon Roofing Supply
	Inc.	(231,079)	(11,323)
	Roper Technologies Inc.	(48,075)	(11,131)
	TransDigm Group Inc.	(41,381)	(11,126)
	Allegion plc	(135,918)	(11,026)
*	RBC Bearings Inc.	(107,839)	(10,974)
	KBR Inc.	(716,521)	(10,905)
	Flowserve Corp.	(230,900)	(10,721)
*	Clean Harbors Inc.	(189,245)	(10,565)
*	SiteOne Landscape
	Supply Inc.	(200,576)	(10,442)
	Werner Enterprises Inc.	(353,893)	(10,387)
*	Stericycle Inc.	(133,407)	(10,182)
	Cubic Corp.	(216,582)	(10,028)
*	Kirby Corp.	(149,575)	(9,999)
*	Team Inc.	(417,223)	(9,784)
*	Spirit Airlines Inc.	(182,793)	(9,441)
	Covanta Holding Corp.	(705,724)	(9,316)
	Matson Inc.	(310,039)	(9,314)
	IDEX Corp.	(76,289)	(8,621)
*	Genesee & Wyoming Inc.
	Class A	(105,056)	(7,185)
	Granite Construction Inc.	(141,742)	(6,838)
	Healthcare Services
	Group Inc.	(143,220)	(6,707)
	Fastenal Co.	(151,470)	(6,593)
*	Echo Global Logistics Inc.	(308,746)	(6,144)
	KAR Auction Services Inc.	(142,038)	(5,961)
*	Middleby Corp.	(41,760)	(5,074)
*	Teledyne Technologies Inc.	(39,675)	(5,064)
	AMETEK Inc.	(77,847)	(4,715)
*	Welbilt Inc.	(171,037)	(3,224)
	EnPro Industries Inc.	(44,481)	(3,175)
	Hubbell Inc. Class B	(20,850)	(2,360)
*	WageWorks Inc.	(31,334)	(2,106)
	Allegiant Travel Co. Class A	(12,788)	(1,734)
*	Mercury Systems Inc.	(26,711)	(1,124)
	ITT Inc.	(26,031)	(1,046)
			(312,495)
Information Technology (-17.5%)
*	Tyler Technologies Inc.	(65,170)	(11,448)
*	CoStar Group Inc.	(43,240)	(11,398)
	Corning Inc.	(375,864)	(11,295)
	SS&C Technologies
	Holdings Inc.	(292,111)	(11,220)
*	PayPal Holdings Inc.	(208,922)	(11,213)
*	FleetCor Technologies Inc.	(77,180)	(11,130)
*	WEX Inc.	(106,509)	(11,106)
	Global Payments Inc.	(122,874)	(11,098)
	Visa Inc. Class A	(118,321)	(11,096)
*	Envestnet Inc.	(278,627)	(11,034)
*	Palo Alto Networks Inc.	(81,457)	(10,900)
*	salesforce.com Inc.	(124,412)	(10,774)
*	Zendesk Inc.	(376,592)	(10,462)

			Market
			Value•
		Shares	($000)
*	ViaSat Inc.	(158,030)	(10,462)
	Microchip Technology Inc.	(133,043)	(10,268)
*	Guidewire Software Inc.	(148,595)	(10,210)
	Universal Display Corp.	(91,072)	(9,950)
	QUALCOMM Inc.	(176,512)	(9,747)
	Analog Devices Inc.	(124,891)	(9,716)
*	NetScout Systems Inc.	(279,735)	(9,623)
*	Qorvo Inc.	(146,244)	(9,260)
	Xperi Corp.	(288,120)	(8,586)
*	Rogers Corp.	(78,629)	(8,541)
	Fidelity National
	Information Services Inc.	(93,928)	(8,021)
*	Twitter Inc.	(447,855)	(8,003)
*	comScore Inc.	(294,315)	(7,726)
*	Akamai Technologies Inc.	(151,104)	(7,526)
	Littelfuse Inc.	(39,982)	(6,597)
*	ANSYS Inc.	(50,700)	(6,169)
	Diebold Nixdorf Inc.	(209,313)	(5,861)
	AVX Corp.	(353,551)	(5,777)
	CA Inc.	(152,907)	(5,271)
*	Integrated Device
	Technology Inc.	(202,284)	(5,217)
	j2 Global Inc.	(59,914)	(5,098)
*	Cavium Inc.	(75,328)	(4,680)
	FLIR Systems Inc.	(127,642)	(4,424)
*	Trimble Inc.	(114,379)	(4,080)
*	Gigamon Inc.	(100,554)	(3,957)
	Cisco Systems Inc.	(123,538)	(3,867)
	TiVo Corp.	(192,939)	(3,598)
	National Instruments
	Corp.	(87,625)	(3,524)
*	8x8 Inc.	(192,143)	(2,796)
*	Ultimate Software Group
	Inc.	(12,937)	(2,717)
	Oracle Corp.	(47,753)	(2,394)
*	Infinera Corp.	(203,252)	(2,169)
*	OSI Systems Inc.	(21,179)	(1,592)
*	BroadSoft Inc.	(25,861)	(1,113)
*	MACOM Technology
	Solutions Holdings Inc.	(17,520)	(977)
			(353,691)
Materials (-6.0%)
*	Summit Materials Inc.
	Class A	(407,021)	(11,751)
	CF Industries Holdings
	Inc.	(404,839)	(11,319)
	Ball Corp.	(267,729)	(11,301)
	Ecolab Inc.	(83,429)	(11,075)
	Vulcan Materials Co.	(87,272)	(11,056)
	Compass Minerals
	International Inc.	(159,993)	(10,448)
	Mosaic Co.	(455,910)	(10,408)
	Tahoe Resources Inc.	(1,207,020)	(10,405)

Market Neutral Fund

			Market
			Value•
		Shares	($000)
*	Axalta Coating Systems
	Ltd.	(294,398)	(9,433)
	Sealed Air Corp.	(196,229)	(8,783)
	AptarGroup Inc.	(74,251)	(6,449)
	Dow Chemical Co.	(62,077)	(3,915)
*	GCP Applied
	Technologies Inc.	(82,595)	(2,519)
	Scotts Miracle-Gro Co.	(12,212)	(1,092)
	Westlake Chemical Corp.	(15,915)	(1,054)
	Ferroglobe plc	(50,531)	(604)
*	Ferroglobe R&W Trust	(82,051)	—
			(121,612)
Real Estate (-8.5%)
	Realogy Holdings Corp.	(361,295)	(11,724)
	Jones Lang LaSalle Inc.	(92,696)	(11,587)
	Extra Space Storage Inc.	(140,019)	(10,922)
	Life Storage Inc.	(141,230)	(10,465)
	Simon Property Group Inc.	(63,659)	(10,298)
	Paramount Group Inc.	(639,084)	(10,225)
	Federal Realty
	Investment Trust	(79,464)	(10,043)
*	Howard Hughes Corp.	(80,124)	(9,842)
	Boston Properties Inc.	(72,874)	(8,965)
	Rayonier Inc.	(305,246)	(8,782)
	Macerich Co.	(149,905)	(8,704)
	Regency Centers Corp.	(117,265)	(7,345)
	Monogram Residential
	Trust Inc.	(732,581)	(7,113)
	HFF Inc. Class A	(176,920)	(6,152)
	Acadia Realty Trust	(190,778)	(5,304)
	Alexander & Baldwin Inc.	(123,650)	(5,117)
	Mid-America Apartment
	Communities Inc.	(46,161)	(4,864)
	Kilroy Realty Corp.	(52,971)	(3,981)
	GGP Inc.	(163,860)	(3,861)
*	Marcus & Millichap Inc.	(143,303)	(3,777)
	Education Realty Trust Inc.	(91,619)	(3,550)
	Invitation Homes Inc.	(141,667)	(3,064)
	Park Hotels & Resorts Inc.	(84,253)	(2,271)
	Empire State Realty Trust
	Inc.	(93,428)	(1,941)
	Taubman Centers Inc.	(21,485)	(1,279)
			(171,176)
Telecommunication Services (-0.7%)
	Shenandoah
	Telecommunications Co.	(286,642)	(8,800)
*	Vonage Holdings Corp.	(958,736)	(6,270)
			(15,070)
Utilities (-3.2%)
*	Dynegy Inc.	(1,330,273)	(11,001)
	Southern Co.	(214,961)	(10,292)
	Sempra Energy	(90,661)	(10,222)

		Market
		Value•
	Shares	($000)
* Calpine Corp.	(686,957)	(9,295)
Aqua America Inc.	(247,624)	(8,246)
Dominion Energy Inc.	(80,900)	(6,199)
Pattern Energy Group Inc.
Class A	(177,218)	(4,225)
New Jersey Resources
Corp.	(87,874)	(3,489)
American States Water Co.	(23,901)	(1,133)
		(64,102)
Total Common Stocks Sold Short
(Proceeds $1,817,511)		(1,981,629)
Temporary Cash Investment (1.9%)
Money Market Fund (1.9%)
[1,2] Vanguard Market
Liquidity Fund,
1.181% (Cost $38,396)	383,911	38,399
†,2Other Assets and Liabilities—
Net (97.6%)		1,977,013
Net Assets (100%)		2,026,495

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers		1,992,712
Affiliated Vanguard Funds		38,399
Total Long Positions		2,031,111
Investment in Vanguard		136
†Cash Segregated for Short Positions		1,997,041
Receivables for Investment
Securities Sold		12,078
Receivables for Accrued Income		2,491
Receivables for Capital Shares Issued		1,355
Other Assets		336
Total Assets		4,044,548
Liabilities
Securities Sold Short, at Value		1,981,629
Payables for Investment
Securities Purchased		8,878
Collateral for Securities on Loan		21,553
Payables for Capital Shares Redeemed		4,106
Payables to Vanguard		520
Other Liabilities		1,367
Total Liabilities		2,018,053
Net Assets		2,026,495

Market Neutral Fund

At June 30, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	2,059,234
Undistributed Net Investment Income	5,890
Accumulated Net Realized Losses	(172,686)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	298,175
Investment Securities Sold Short	(164,118)
Net Assets	2,026,495

Investor Shares—Net Assets
Applicable to 141,411,752 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,674,310
Net Asset Value Per Share—
Investor Shares	$11.84

Institutional Shares—Net Assets
Applicable to 29,863,022 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	352,185
Net Asset Value Per Share—
Institutional Shares	$11.79

• See Note A in Notes to Financial Statements.
† Long security positions with a value of $1,134,602,000 and cash of $1,997,041,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,429,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $21,553,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Six Months Ended
June 30,2017
($000)
Investment Income
Income
Dividends	16,604
Interest[1]	4,174
Securities Lending—Net	1,004
Total Income	21,782
Expenses
The Vanguard Group—Note B
Investment Advisory Services	527
Management and Administrative—Investor Shares	1,255
Management and Administrative—Institutional Shares	149
Marketing and Distribution—Investor Shares	194
Marketing and Distribution—Institutional Shares	6
Custodian Fees	38
Shareholders’ Reports—Investor Shares	40
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	1
Dividend Expense on Securities Sold Short	13,518
Total Expenses	15,730
Net Investment Income (Loss)	6,052
Realized Net Gain (Loss)
Investment Securities—Long Positions[1]	79,626
Investment Securities Sold Short	(169,310)
Realized Net Gain (Loss)	(89,684)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	(21,348)
Investment Securities Sold Short	9,008
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(12,340)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,972)

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $145,000 and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	6,052	8,134
Realized Net Gain (Loss)	(89,684)	(70,748)
Change in Unrealized Appreciation (Depreciation)	(12,340)	101,233
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,972)	38,619
Distributions
Net Investment Income
Investor Shares	(59)	(6,469)
Institutional Shares	(80)	(1,526)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(139)	(7,995)
Capital Share Transactions
Investor Shares	(5,251)	1,085,149
Institutional Shares	29,729	230,873
Net Increase (Decrease) from Capital Share Transactions	24,478	1,316,022
Total Increase (Decrease)	(71,633)	1,346,646
Net Assets
Beginning of Period	2,098,128	751,482
End of Period[1]	2,026,495	2,098,128

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,890,000 and ($28,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.39	$12.12	$11.50	$11.03	$10.16	$10.36
Investment Operations
Net Investment Income (Loss)	.0339	.050	.002[1]	(. 032)	(. 007)	. 045
Net Realized and Unrealized Gain (Loss)
on Investments	(.5835)	.267	.620	.502	.880	(.200)
Total from Investment Operations	(.5496)	.317	.622	.470	.873	(.155)
Distributions
Dividends from Net Investment Income	(. 0004)	(. 047)	(. 002)	—	(. 002)	(. 045)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	(.001)	—
Total Distributions	(. 0004)	(. 047)	(. 002)	—	(. 003)	(. 045)
Net Asset Value, End of Period	$11.84	$12.39	$12.12	$11.50	$11.03	$10.16

Total Return[2]	-4.44%	2.62%	5.41%	4.26%	8.59%	-1.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,674	$1,760	$650	$257	$174	$151
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.52%	1.60%	1.46%	1.64%	1.57%	1.88%
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.22%	0.22%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.66%	0.48%	0.01%	(0.38%)	(0.06%)	0.44%
Portfolio Turnover Rate	84%	64%	68%	73%	68%	89%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes 2017 dividend and borrowing expense on securities sold short of 1.30% and 0.00%, respectively. Includes 2016 dividend and borrowing expense on securities sold short of 1.38% and 0.00%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 1.06% and 0.15%, respectively. Includes 2014 dividend and borrowing expense on securities sold short of 1.21%
and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively.
Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.34	$12.07	$11.45	$10.97	$10.10	$10.33
Investment Operations
Net Investment Income (Loss)	.0423	.061	.011[1]	(.023)	.006	.071
Net Realized and Unrealized Gain (Loss)
on Investments	(.5896)	.265	.621	.503	.868	(.215)
Total from Investment Operations	(.5473)	.326	.632	.480	.874	(.144)
Distributions
Dividends from Net Investment Income	(. 0027)	(. 056)	(. 012)	—	(. 003)	(. 086)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	(.001)	—
Total Distributions	(. 0027)	(. 056)	(. 012)	—	(. 004)	(. 086)
Net Asset Value, End of Period	$11.79	$12.34	$12.07	$11.45	$10.97	$10.10

Total Return[2]	-4.44%	2.70%	5.52%	4.38%	8.66%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$352	$338	$102	$55	$35	$31
Ratio of Expenses to Average Net Assets
Based on Total Expenses[3]	1.44%	1.52%	1.36%	1.54%	1.47%	1.78%
Net of Dividend and Borrowing Expense
on Securities Sold Short	0.14%	0.14%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.74%	0.56%	0.11%	(0.28%)	0.04%	0.54%
Portfolio Turnover Rate	84%	64%	68%	73%	68%	89%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Includes 2017 dividend and borrowing expense on securities sold short of 1.30% and 0.00%, respectively. Includes 2016 dividend and borrowing expense on securities sold short of 1.38% and 0.00%, respectively. Includes 2015 dividend and borrowing expense on securities sold short of 1.06% and 0.15%, respectively. Includes 2014 dividend and borrowing expense on securities sold short of 1.21%
and 0.18%, respectively. Includes 2013 dividend and borrowing expense on securities sold short of 1.18% and 0.14%, respectively.
Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended June 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Market Neutral Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2017, or at any time during the period then ended.

7. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Market Neutral Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At June 30, 2017, the fund had contributed to Vanguard capital in the amount of $136,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At June 30, 2017, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2016, the fund had available capital losses totaling $82,990,000 to offset future net capital gains. Of this amount, $12,217,000 is subject to expiration dates; $7,346,000 may be used to offset future net capital gains through December 31, 2017, and $4,871,000 through December 31, 2018. Capital losses of $70,773,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2017; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Market Neutral Fund

At June 30, 2017, the cost of long security positions for tax purposes was $1,732,949,000. Net unrealized appreciation of long security positions for tax purposes was $298,162,000, consisting of unrealized gains of $361,634,000 on securities that had risen in value since their purchase and $63,472,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis net unrealized depreciation on securities sold short was $164,118,000, consisting of unrealized gains of $71,276,000 on securities that had fallen in value since their purchase and $235,394,000 in unrealized losses on securities that had risen in value since their sale.

E. During the six months ended June 30, 2017, the fund purchased $858,612,000 of investment securities and sold $950,508,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $998,671,000 and $1,200,735,000, respectively.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		June 30, 2017	December 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	384,540	31,819	1,698,621	139,652
Issued in Lieu of Cash Distributions	50	4	5,571	449
Redeemed	(389,841)	(32,465)	(619,043)	(51,631)
Net Increase (Decrease)—Investor Shares	(5,251)	(642)	1,085,149	88,470
Institutional Shares
Issued	62,533	5,201	294,960	24,355
Issued in Lieu of Cash Distributions	64	5	1,239	100
Redeemed	(32,868)	(2,741)	(65,326)	(5,499)
Net Increase (Decrease)—Institutional Shares	29,729	2,465	230,873	18,956

At June 30, 2017, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	12/31/2016	6/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$955.64	$7.37
Institutional Shares	1,000.00	955.64	6.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,017.26	$7.60
Institutional Shares	1,000.00	1,017.65	7.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 1.52% for Investor Shares and 1.44% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Market Neutral Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since Vanguard began managing the fund in 2007, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was reasonable compared with the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Market Neutral Index: Citigroup 3-Month U.S. Treasury Bill Index through March 31, 2016; Citigroup 3-Month U.S. Treasury Bill Index (Daily) thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA
Direct Investor Account Services > 800-662-2739	Institute.
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6342 082017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 17, 2017
VANGUARD MONTGOMERY FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 17, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.